SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 16, 2003
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1  Press Release dated July 16, 2003.


Item 9.   Regulation FD Disclosure
          -------------

     On July 16, 2003, Washington Federal, Inc. announced by press release its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.








                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: July 16, 2003              By:  /s/ Brent J. Beardall
                                        ---------------------
                                        Brent J. Beardall
                                        Vice President Finance and
                                        Controller